UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

CAPMARK FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 26, 2009, pursuant to the Capmark Financial Group Inc. Discretionary Bonus Plan, the Executive Development and Compensation Committee of Capmark Financial Group Inc. (the “Company”) determined it was in the Company’s best interest to grant Ms. Linda A. Pickles, the Company’s Executive Vice President, Human Resources and Chief Administrative Officer and a named executive officer for 2008, an incentive bonus award in the amount of $100,000, (the “2009 Award”).

The Company has entered into a written agreement with Ms. Pickles governing the terms of the 2009 Award. The 2009 Award will be paid as soon as practicable following the determination by the Company’s Chief Executive Officer that the conditions described in Ms. Pickles agreement have been met, and in no event later than ten business days following the date of such determination.

If Ms. Pickles is terminated by the Company for any reason other than cause, then subject to an executed general release of claims against the Company, the Company will pay Ms. Pickles her 2009 Award within ten days of such termination.  The foregoing description of the 2009 Award is qualified in its entirety by reference to the letter agreement governing the 2009 Awards, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

On June 1, 2009, the Company and Jay N. Levine, the Company’s President and Chief Executive Officer, entered into an amendment to the Letter Agreement, dated December 18, 2008, by and between the Company and Mr. Levine (the “Amendment”).  The Amendment provides that Mr. Levine’s base salary shall be reduced, per Mr. Levine’s request, to an annual rate equal to $4,000,000 effective as of June 1, 2009.  The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated May 29, 2009, by and between the Company and Linda A. Pickles.
10.2	Amendment to Letter Agreement, dated June 1, 2009, by and between the Company and Jay N. Levine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: June 1, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated May 29, 2009, by and between the Company and Linda A. Pickles.
10.2	Amendment to Letter Agreement, dated June 1, 2009, by and between the Company and Jay N. Levine.